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                                                                    EXHIBIT 21.1




                                  EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT


The Company has the following subsidiaries, each of which is wholly owned by the Company or by a wholly-owned subsidiary of the Company. Indented names are subsidiaries of the company under which they are indented.

         Clear Shield National, Inc. (California)

                 Carnival Brands, Inc. (Illinois)

         Envirosonics, Inc. (California)

         Sandusky Plastics, Inc. (Delaware)

                 Envirodyne Subsidiary, Inc. (Delaware)

         Sandusky Plastics of Delaware, Inc. (Delaware)

         Viskase Corporation (Pennsylvania)

                 Vaskase Holding Corporation (Delaware)

                                  Viskase Australia Limited (Delaware)

                                  Viskase Brasil Embalagens Ltda. (Brazil)

                                  Viskase de Mexico, S.A. de C.V. (Mexico)

                                  Viskase S.A. (France)

                                       Viskase GMBH (Germany)

                                       Viskase S.p.A. (Italy)

                                       Viskase Canada Inc. (Ontario)

                                       Viskase Holdings Limited (United Kingdom)

                                          Filmco International Limited (United
                                          Kingdom)

                                          Viskase Limited (United Kingdom)

                                             Viskase (U.K.) Limited (United
                                             Kingdom)

                                                  Envirodyne S.A.R.L. (France)

                                       Viskase Z.A.O. (Russia)
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               Viskase de Nuevo Laredo, S.A. de C.V. (Mexico)

               Viskase Sales Corporation (Delaware)

                       Viskase Puerto Rico Corporation (Delaware)

       WSC Corp. (Delaware)





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